Exhibit 99.1

2024 SHAREHOLDER LETTER

00 Table of Contents CEO Perspective 01 02 03 06 09 Company Focus Product Development Larger Mission Looking into the Future Contact Information 11

01 CEO Perspective Michael Dent M.D. CEO “ 2024 marked a pivotal year for HealthLynked, underlining our commitment to revolutionizing healthcare connectivity and accessibility. We broadened the reach of our telemedicine services to encompass all 50 states, ensuring 24/7 access to healthcare, and significantly advanced the capabilities of our platform to better serve patients and providers alike. With the launch of ARi, our AI - driven healthcare guide, and the consolidation of our clinical operations, we have strategically positioned HealthLynked at the forefront of digital healthcare innovation. These achievements are a testament to the dedication of our team and the enduring trust of our users, firmly establishing us as innovators in the rapidly evolving healthcare landscape." Dear Shareholders, As we reflect on the past year, I am proud to share the milestones and achievements that have defined 2024 as a pivotal year for HealthLynked. Guided by our mission to revolutionize healthcare connectivity and accessibility, we have made remarkable strides in expanding our capabilities and delivering value to our users, partners, and investors. The past year has presented substantial challenges in raising capital, particularly for companies like ours in the microcap market. Despite these hurdles, we remain committed to advancing our mission and have taken decisive steps to secure our future. Believing firmly in the potential of HealthLynked to transform the healthcare market, I have personally invested over $3 million over the past 16 months. This investment underscores my confidence in our vision and the long - term value we are poised to deliver. We made significant advancements to the HealthLynked platform, ensuring it delivers a seamless and intuitive experience for patients and healthcare providers alike. Our dedicated team has optimized functionality, improved user interfaces, and integrated new features designed to enhance patient engagement and simplify healthcare management. One of our most significant achievements has been the completion of our telemedicine offering and the launch of ARi, our AI healthcare guide. These developments have not only expanded our service capabilities but also positioned us as a leader in digital health solutions. As we unlock the value of the HealthLynked network, we have started consolidating our clinical operations. Moving forward, we anticipate gradually phasing out these services as we increase our revenue streams from the core HealthLynked network services, focusing primarily on leveraging our technology to bridge gaps in healthcare. Our commitment to enhancing the user experience and expanding our platform’s reach has resulted in a substantial increase in our patient user base. Through targeted marketing campaigns, strategic partnerships, and the proven value of our services, we have connected more patients with providers and resources. As we step into 2025, our focus is firmly on leveraging technology to address critical gaps in healthcare. We are committed to further enhancing our platform, growing our partnerships, and introducing new services to improve the patient and provider experience. Our goals include expanding our user base, driving innovation through AI integration, and forging collaborations with employers, insurers, and research institutions to create an even more robust healthcare ecosystem. With your continued support, we are confident that HealthLynked can be at the forefront of healthcare transformation. Together, we hope to not only drive shareholder value but also make a meaningful difference in the lives of individuals by improving the accessibility, efficiency, and quality of care. Thank you for your support and confidence in our mission. Sincerely, Michael Dent M.D. CEO, HealthLynked

02 Company Focus Vision HealthLynked’s mission is to transform healthcare by seamlessly connecting patients, providers, and data through cutting - edge technology. We aim to deliver personalized, accessible, and comprehensive care, empowering patients and providers to achieve better health outcomes. By breaking down barriers to care and fostering a more efficient and collaborative healthcare ecosystem, HealthLynked is committed to building healthier, more connected communities on a global scale." Mission "HealthLynked’s mission is to transform healthcare through the integration of AI - driven technology, delivering personalized, 24/7 patient care. Our platform connects patients directly with healthcare providers and their medical data, enhancing communication, ensuring privacy, and improving health outcomes. By making care more accessible and efficient, we strive to set a new standard for patient - centered healthcare."

03
SHAREHOLDER LETTER 2024
HEALTHLYNKED

Product Development

Continued Improvements to the Core HealthLynked Application and Website

Over the past year, HealthLynked has made significant enhancements to its flagship platform, focusing on optimizing the user experience for both patients and healthcare providers. These updates include improved functionality for medical record storage, streamlined appointment scheduling, and a more intuitive interface for patient-provider communication. These advancements are designed to strengthen the platform's ability to seamlessly connect patients and providers while ensuring data security and accessibility.


12:34
Hello,
Michael
Medical Records
Nurse Chat
Appointments
ARi
AI Health Chat
Family
Prescription Drugs
Find a Doctor
My Profile
Telehealth
Check In
HealthLynked
Telemedicine
Book Appointment
Search
Appointment
Home
Chat
Account


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Launch of ARi: HealthLynked's Advanced AI Healthcare Guide

A major milestone in HealthLynked's development is the introduction of ARI, an AI-driven healthcare guide. ARi enables patients to onboard effortlessly, update their medical profiles, and receive personalized healthcare recommendations. With its advanced capabilities, ARI can analyze patient data to help diagnose potential medical issues and provide tailored guidance, empowering users to take proactive control of their healthcare. This achievement was further solidified by the submission of a non-provisional patent for ARi, marking a significant step toward protecting the technology's innovation and establishing it as a proprietary solution in the healthcare market.

04 Product Development (Cont.) Launch of the Concierge Service HealthLynked unveiled a premium concierge service, offering members unparalleled access to healthcare management for a small monthly fee. Among other things, this premium service allows patients to book appointments with any doctor in the U.S., efficiently collect and organize their medical records, and leverage ARi’s powerful AI capabilities for personal care management. By combining convenience with cutting - edge technology, the concierge service enhances the value HealthLynked delivers to its members, thereby situating HealthLynked very strategically in a fast - growing segment of the market. Global Patient Engagement Solutions Market 50 40 30 20 10 0 41.8 22.5 19.6 2022 2023 2028 Inadequate interoperability across healthcare providers is an opportunity. The lack of interoperability across healthcare providers is a barrier to advancing patient engagement. Confronted with poor interoperability, hospitals import and export information from internal and external sources, such as the hospital’s EMR. Hence, a separate hospital may employ a few dozen interfaces. For care coordination models, far more complex interfaces will be important to accommodate data exchange. HealthLynked’s medical records storage feature eases this pain point in the patient journey. Nationwide Expansion of Telemedicine – A sizable growth opportunity In collaboration with Lyric Telemedicine, HealthLynked expanded its telemedicine services from limited coverage in Florida to 24/7 nationwide access. This expansion ensures patients can connect with licensed healthcare providers at any time, addressing the growing demand for flexible, remote medical consultations across the U.S. Global Telemedicine Revenues 300 250 200 150 100 50 285.7 101.2 87.9 0 2022 2023 2028

05

Product Development

Discount Prescription Drug Program with Spark Rx

To further reduce healthcare costs for its members, HealthLynked introduced a discount prescription drug program in partnership with Spark Rx. This initiative offers members significant savings on medications, enhancing affordability and improving access to essential treatments. HealthLynked generates revenues for each utilization of the discount coupon.

Expansion of Fem-Tech Offerings

HealthLynked has expanded its fem-tech portfolio, including advancements in the Oohvie menstrual tracker app. These updates integrate seamlessly with the core HealthLynked platform, providing female members with comprehensive tools to manage their health and connect with relevant healthcare resources.

Launch of the Partnership Program

To add even greater value to its membership, HealthLynked initiated a partnership program aimed at integrating new services and benefits into the platform. These partnerships bring innovative and complementary offerings, enriching the overall healthcare experience for members and fostering a more connected and efficient healthcare ecosystem.

In summary, HealthLynked's product development over the past year has been marked by innovation and strategic growth, delivering powerful tools and services that redefine patient-centered care while expanding accessibility, affordability, and engagement across its platform.

Moreover, we believe that there is significant market growth opportunity that exists in each segment of our recent product development initiatives that gives us optimism about future revenue growth!!

Continuing to enhance membership value through innovative features is our essential goal!


HealthLynked
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SHAREHOLDER LETTER 2024

HEALTHLYNKED

06

Larger Mission

With U.S. healthcare spending projected to exceed **$4.5 trillion annually**, HealthLynked is dedicated to addressing inefficiencies by enhancing access, improving diagnoses, and making care more affordable for patients nationwide."


The U.S. spent $4,464.6 billion on health care in 2022
where did it go?
Hospital care
$1,355.0
30.4%
Physician services
$647.7
14.5%
Clinical services
$237.2
5.3%
Home health care
$132.9
3.0%
Nursing care facilities
$191.3
4.3%
Prescription drugs
$405.9
9.1%
Other personal health care
$734.9
16.5%
Government administration
$54.2
1.2%
Net cost of health insurance
$279.4
6.3%
Government public health activities
$208.4
4.7%
Investment
$217.8
4.9%

HealthLynked's Vision: Transforming Global Healthcare

HealthLynked envisions a future where healthcare is accessible, personalized, and data-driven, providing patients with comprehensive tools to manage their health while advancing medical research and innovation. The company's mission is rooted in leveraging technology, patient engagement, and collaboration to create a more efficient and patient-centered healthcare ecosystem.

Increasing Access to Healthcare

HealthLynked is breaking down barriers to healthcare access through its robust platform, offering features such as nationwide 24/7 telemedicine services and seamless online appointment booking. These tools ensure that patients can connect with the care they need—whether in person or remotely—whenever and wherever they require it.

SHAREHOLDER LETTER 2024
HEALTHLYNKED

07 Larger Mission Providing Personalized Healthcare Guidance – Unique to HealthLynked With the launch of ARi, HealthLynked’s advanced AI healthcare guide, patients receive tailored healthcare recommendations based on their unique medical profiles. ARi’s capabilities extend to identifying potential medical issues, suggesting proactive lifestyle changes, and assisting with diagnosis, empowering individuals to make informed decisions about their health. As a consumer - facing platform, HealthLynked’s A.I. platform can significantly enhance patients’ experiences and outcomes by providing personalized solutions and recommendations for the member. We believe this capability will spur a significant demand surge for membership in HealthLynked’s platform. Enhancing Care Management for Patients and Families The platform centralizes medical records, streamlining the management of personal and family health information. Patients can securely share their records with providers and caregivers, ensuring coordinated and comprehensive care across all aspects of their healthcare journey. HealthLynked’s concierge services further simplify this process by offering professional assistance in organizing and maintaining medical profiles. Delivering Cost Savings on Medications and Services Through partnerships such as its discount prescription program with Spark Rx, HealthLynked provides members with significant savings on medications and healthcare services. Additionally, the platform’s rewards program incentivizes healthy behaviors, making preventive care more affordable while encouraging patients to stay proactive in managing their health.

08 Larger Mission Leveraging Patient Data for Improved Care and Medical Research HealthLynked’s vast patient database is a critical asset for advancing medical knowledge and care. We have identified this as an additional longer - term revenue source for HealthLynked. By securely aggregating and analyzing data, the platform enables: • Improved Medical Diagnosis: AI - driven insights and pattern recognition help identify conditions more accurately and earlier in their progression. • Disease Discovery and Research Collaboration: Partnering with pharmaceutical companies and medical research facilities, HealthLynked utilizes its data to uncover the root causes of diseases, accelerating the development of treatments and cures. A Collaborative Approach to Healthcare Innovation By fostering partnerships with medical professionals, research organizations, and technology providers, HealthLynked is building a healthcare ecosystem that benefits both patients and providers. This integrated approach aims to improve the delivery of care while driving breakthroughs in medical science and treatment options. In summary, HealthLynked’s larger vision is to revolutionize healthcare by prioritizing accessibility, personalization, cost - effectiveness, and collaboration. Through cutting - edge technology and data - driven insights, the company is not only improving individual patient care but also contributing to the global advancement of medical science and public health.

09 Looking into the Future Looking Into the Future: HealthLynked's Vision for Growth HealthLynked is poised to transform the future of healthcare through strategic partnerships, global expansion, and continuous innovation. As we look ahead, our focus remains on creating a healthcare ecosystem that drives better patient outcomes, enhances access to care, and fosters collaboration across industries. We remain steadfastly focused on growing the membership base as a way to facilitate the larger mission of the company. How will we grow the membership base going forward? Affinity Marketing Opportunities - Building Partnerships with Insurance Companies, Large Employers, and PEOs HealthLynked aims to collaborate with insurance providers, major employers, and professional employer organizations (PEOs) to extend the reach of our platform to a broader audience. These partnerships will ensure that employees and their families have access to personalized healthcare guidance, streamlined scheduling, and affordable medical services. By integrating HealthLynked into employer and insurer offerings, we can drive wellness initiatives, improve employee satisfaction, and reduce healthcare costs for all stakeholders. Advancing Medical Discoveries with Pharmaceutical and Research Partnerships Our extensive network and data - driven approach offer unprecedented opportunities to accelerate medical research. HealthLynked is committed to partnering with pharmaceutical companies and medical research facilities to uncover the root causes of diseases, improve diagnostics, and identify breakthrough treatments. By leveraging our vast patient database and innovative AI tools, we aim to contribute meaningfully to advancements in treating chronic conditions, rare diseases, and life - threatening illnesses.

10 Looking into the Future Partnering with Businesses to Enhance Member Value HealthLynked is actively seeking partnerships with businesses across diverse industries to bring additional value to our patient members. From wellness programs and fitness solutions to discounted healthcare products and services, these collaborations will empower our members to lead healthier lives while enjoying exclusive benefits. These partnerships will further strengthen the HealthLynked platform as a comprehensive solution for all aspects of patient care. By continuing to innovate and foster collaboration, HealthLynked is not only redefining how healthcare is delivered but also shaping a future where technology, partnerships, and patient empowerment work together to create healthier communities worldwide.

11 Contact Us 888 - 505 - 6702 Phone Email IR@HealthLynked.com www.HealthLynked.com Website Address 1265 Creekside Pkwy Suite 302 Naples, FL 34108